                                                                      EXHIBIT 16
                                POWER OF ATTORNEY

         The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

         AIM Combination Stock & Bond Funds
         AIM Counselor Series Trust
         AIM Equity Funds
         AIM Floating Rate Fund
         AIM Funds Group
         AIM Growth Series
         AIM International Mutual Funds
         AIM Investment Funds
         AIM Investment Securities Funds
         AIM Sector Funds
         AIM Select Real Estate Income Fund
         AIM Special Opportunities Funds
         AIM Stock Funds
         AIM Summit Fund
         AIM Tax-Exempt Funds
         AIM Treasurer's Series Trust
         AIM Variable Insurance Funds
         INVESCO Variable Investment Funds, Inc.
         Short-Term Investments Trust
         Tax-Free Investments Trust

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.

                                                /s/ JAMES T. BUNCH
                                                --------------------------------
                                                James T. Bunch, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by James T. Bunch, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                                /s/ CINDY L. THOMPSON
                                                --------------------------------
                                                Notary Public

                                POWER OF ATTORNEY

         The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

         AIM Combination Stock & Bond Funds
         AIM Counselor Series Trust
         AIM Equity Funds
         AIM Floating Rate Fund
         AIM Funds Group
         AIM Growth Series
         AIM International Mutual Funds
         AIM Investment Funds
         AIM Investment Securities Funds
         AIM Sector Funds
         AIM Select Real Estate Income Fund
         AIM Special Opportunities Funds
         AIM Stock Funds AIM Summit Fund
         AIM Tax-Exempt Funds
         AIM Treasurer's Series Trust
         AIM Variable Insurance Funds
         INVESCO Variable Investment Funds, Inc.
         Short-Term Investments
         Trust Tax-Free Investments Trust

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.

                                                  /s/ BOB R. BAKER
                                                  ------------------------------
                                                  Bob R. Baker, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Bob R. Baker, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                                  /s/ CINDY L. THOMPSON
                                                  ------------------------------
                                                  Notary Public

                                POWER OF ATTORNEY

         The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

         AIM Combination Stock & Bond Funds
         AIM Counselor Series Trust
         AIM Equity Funds
         AIM Floating Rate Fund
         AIM Funds Group
         AIM Growth Series
         AIM International Mutual Funds
         AIM Investment Funds
         AIM Investment Securities Funds
         AIM Sector Funds
         AIM Select Real Estate Income Fund
         AIM Special Opportunities Funds
         AIM Stock Funds
         AIM Summit Fund
         AIM Tax-Exempt Funds
         AIM Treasurer's Series Trust
         AIM Variable Insurance Funds
         INVESCO Variable Investment Funds, Inc.
         Short-Term Investments
         Trust Tax-Free Investments Trust

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.

                                               /s/ GERALD J. LEWIS
                                               ---------------------------------
                                               Gerald J. Lewis, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Gerald J. Lewis, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                               /s/ CINDY L. THOMPSON
                                               ---------------------------------
                                               Notary Public

                                POWER OF ATTORNEY

         The person executing this Power of Attorney hereby authorizes and appoints Robert H. Graham and Kevin M. Carome, or either of them, each of them with full power of substitution, as his attorney-in-fact to execute on his behalf, individually and in each capacity stated below, such Registration Statements of the registrants listed below as such attorney-in-fact, or either of them, may deem appropriate, including those on Forms N-1A, N-2, N-14, N-8B-2 and S-6, and any and all amendments thereto (including Post-Effective Amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission and any applicable state securities commission:

         AIM Combination Stock & Bond Funds
         AIM Counselor Series Trust
         AIM Equity Funds
         AIM Floating Rate Fund
         AIM Funds Group
         AIM Growth Series
         AIM International Mutual Funds
         AIM Investment Funds
         AIM Investment Securities Funds
         AIM Sector Funds
         AIM Select Real Estate Income Fund
         AIM Special Opportunities Funds
         AIM Stock Funds
         AIM Summit Fund
         AIM Tax-Exempt Funds
         AIM Treasurer's Series Trust
         AIM Variable Insurance Funds
         INVESCO Variable Investment Funds, Inc.
         Short-Term Investments
         Trust Tax-Free Investments Trust

         This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the 10th day of December, 2003.

                                                    /s/ LARRY SOLL
                                                    ----------------------------
                                                    Larry Soll, Director/Trustee

STATE OF TEXAS
COUNTY OF HARRIS

         SUBSCRIBED, SWORN TO AND ACKNOWLEDGED before me by Larry Soll, as a director, trustee or officer of each of the above-described entities, this 10th day of December, 2003.

                                                    /s/ CINDY L. THOMPSON
                                                    ----------------------------
                                                    Notary Public